OTHER INCOME	12 Months Ended
Jun. 30, 2024
Notes and other explanatory information [abstract]
OTHER INCOME

5. OTHER INCOME

	2024 A$	2023 A$	2022 A$
Research and development tax incentive income (1)	1,987,253	1,616,064	2,397,552
Other income	20,763	45,724	25,955
Net unrealized foreign exchange gain	(139,540)	152,963	244,762
Net realized foreign exchange gain	(19,745)	22,071	115,122
Total other income	1,848,731	1,836,822	2,783,391

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (cont.)

5. OTHER INCOME (cont.)

R&D tax incentive

The Company’s research and development activities are eligible under an Australian government tax incentive for eligible expenditure. Management has assessed these activities and expenditure to determine which are likely to be eligible under the incentive scheme. Amounts are recognized when it has been established that the conditions of the tax incentive have been met and that the expected amount can be reliably measured. For the year ended June 30, 2024, the Company has included an item in other income of A$1,987,253 (2023: A$1,616,064, 2022: A$2,397,552) to recognize income over the period necessary to match the grant on a systematic basis with the costs that they are intended to compensate.

On December 5, 2019, the Treasury Laws Amendment (R&D Tax Incentive Bill 2019) was introduced into Parliament. The draft bill contains proposed amendments to the R&D tax incentive regulations. Under the proposed amendments, the refundable tax offset rate for companies with an aggregated turnover of less than A$20 million would become 41%. In lieu of that bill, the new legislation came into place.